EXHIBIT 99.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of TSI Telecommunication Holdings, LLC and TSI Telecommunication Services Inc. (the “Companies”) on Form 10-Q for the period ended March 31, 2003 (the “Report”), I, Raymond L. Lawless, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: May 14, 2003	/s/ RAYMOND L. LAWLESS
Raymond L. Lawless
Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.